DISTRIBUTION FEE AGREEMENT

FOR

ROYCE DIVIDEND VALUE FUND

(CONSULTANT CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Dividend Value Fund, a series of the Trust (the “Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 12th day of December 2013.

THE ROYCE FUND

/s/ John D. Diederich
John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich
John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE OPPORTUNITY SELECT FUND

(SERVICE CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Service Class of Royce Opportunity Select Fund, a series of the Trust (the “Service Class”), a fee, payable monthly, equal to 0.25% per annum of the Service Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 12th day of December 2013.

THE ROYCE FUND

/s/ John D. Diederich
John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich
John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE SPECIAL EQUITY MULTI-CAP FUND

(CONSULTANT CLASS)

The Royce Fund, a Delaware statutory trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Special Equity Multi-Cap Fund, a series of the Trust (the “Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the 12th day of December 2013.

THE ROYCE FUND

/s/ John D. Diederich
John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

/s/ John D. Diederich
John D. Diederich
President